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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 29, 1996, included or incorporated by reference in Illinois Tool Works Inc.'s Form 10-K (as amended by its Form 10-K/A) for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.





Arthur Andersen LLP


Chicago, Illinois
April 19, 1996